UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
April 6, 2015
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
As described in greater detail below, Steadfast Apartment REIT, Inc. (the “Company”) recently acquired in three separate transactions the following multifamily communities: (1) Eagle Lake Landing Apartments, located in Speedway, Indiana; (2) Watermark at Cumberland, located in Fishers, Indiana; and (3) Randall Highlands Apartments, located in North Aurora, Illinois.
Acquisition of Eagle Lake Landing Apartments
On March 27, 2015, the Company, through STAR Eagle Lake, LLC (“STAR Eagle Lake”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 277-unit multifamily residential community located in Speedway, Indiana, commonly known as Eagle Lake Landing Apartments (the “Eagle Lake Property”).  STAR Eagle Lake acquired the Eagle Lake Property for an aggregate purchase price of $19,200,000, excluding closing costs. STAR Eagle Lake funded the payment of the purchase price for the Eagle Lake Property with the proceeds from the Company’s ongoing public offering.
Acquisition of Watermark at Cumberland
On March 30, 2015, the Company, through STAR Cumberland, LLC (“STAR Cumberland”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 220-unit multifamily residential community located in Fishers, Indiana, commonly known as Watermark at Cumberland (the “Cumberland Property”).  STAR Cumberland acquired the Cumberland Property for an aggregate purchase price of $29,500,000, excluding closing costs. STAR Cumberland funded the payment of the purchase price for the Cumberland Property with the proceeds from the Company’s ongoing public offering. The Company has initiated the process to re-name the Cumberland Property to “Reveal on Cumberland.”
Acquisition of Randall Highlands Apartments
On March 31, 2015, the Company, through STAR Randall Highlands, LLC (“STAR Randall”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 146-unit multifamily residential community located in North Aurora, Illinois, commonly known as Randall Highlands Apartments (the “Randall Property”).  STAR Randall acquired the Randall Property for an aggregate purchase price of $32,115,000, excluding closing costs. STAR Randall financed the payment of the purchase price for the Randall Property with a combination of: (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $22,480,500 from Berkadia Commercial Mortgage LLC, pursuant to the requirements of the Fannie Mae Multifamily Delegated Underwriting and Services Loan Program.
On April 6, 2015, the Company distributed a press release announcing the completion of the acquisition of the Eagle Lake Property, the Cumberland Property and the Randall Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

99.1	Press release, dated April 6, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	April 6, 2015	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibits    Description

99.1	Press release, dated April 6, 2015